SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  May 25, 1999


                       MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of April 29 , 1999, which forms Mellon Bank Residential Funding Home Equity Installment Loan Trust 1999-1 Mortgage Pass-Through Certificates, Series MHELT 1999-1.


                       MELLON RESIDENTIAL FUNDING CORPORATION
                      HOME EQUITY INSTALLMENT LOAN TRUST 1999-1
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES MHELT 1999-1
              (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                333-24453-06                             23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of April 29, 1999.


          Date:  June 15, 1999           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1999.






MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1999-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MHELT 1999-1
Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   61,600,000.00  61,600,000.00     302,866.67   1,972,115.09   2,
>274,981.76           0.00           0.00  59,627,884.91
          A-2   27,000,000.00  27,000,000.00     135,450.00           0.00
>135,450.00           0.00           0.00  27,000,000.00
          A-3   10,700,000.00  10,700,000.00      55,996.67           0.00
> 55,996.67           0.00           0.00  10,700,000.00
          A-4   10,906,000.00  10,906,000.00      61,891.55           0.00
> 61,891.55           0.00           0.00  10,906,000.00
          A-5   13,400,000.00  13,400,000.00      70,461.67           0.00
> 70,461.67           0.00           0.00  13,400,000.00
          B     10,750,000.00  10,750,000.00      62,260.42           0.00
> 62,260.42           0.00           0.00  10,750,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         134,356,000.00 134,356,000.00     688,926.98   1,972,115.09   2,
>661,042.07           0.00           0.00 132,383,884.91
                                                 688,926.98   1,972,115.09   2,
>661,042.07           0.00           0.00 132,383,884.91
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  58550SAG5        1,000.000000       4.916667      32.014855
> 36.931522     967.985145       5.900000%      5.900000%
          A-2  58550SAH3        1,000.000000       5.016667       0.000000
>  5.016667   1,000.000000       6.020000%      6.020000%
          A-3  58550SAJ9        1,000.000000       5.233334       0.000000
>  5.233334   1,000.000000       6.280000%      6.280000%
          A-4  58550SAK6        1,000.000000       5.675000       0.000000
>  5.675000   1,000.000000       6.810000%      6.810000%
          A-5  58550SAL4        1,000.000000       5.258334       0.000000
>  5.258334   1,000.000000       6.310000%      6.310000%
          B    58550SAM2        1,000.000000       5.791667       0.000000
>  5.791667   1,000.000000       6.950000%      6.950000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
                                    0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       Mellon Bank, N.A.                            ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Mellon Bank, N.A.
>                          Bankers Trust Company
LEAD UNDERWRITER:             J.P. Morgan & Co.
>                           3 Park Plaza
RECORD DATE:                  April 30, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:             May 25, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1999 Bankers Trust Company
  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1999-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MHELT 1999-1
Statement  To  Certificateholders


Distribution Date:            May 25, 1999

DELINQUENT AND
>                LOANS          LOANS          LOANS
FORECLOSURE LOAN                                30 TO 59       60 TO 89
>90 PLUS          IN             IN             IN
INFORMATION *                                     DAYS           DAYS
> DAYS        FORECLOSURE        REO        BANKRUPTCY
   GROUP 1     PRINCIPAL BALANCE                 489,442.00      80,631.00
>      0.00           0.00           0.00           0.00
PERCENTAGE OF POOL BALANCE                           0.3695%        0.0609%
>    0.0000%        0.0000%        0.0000%        0.0000%
NUMBER OF LOANS                                           8              3
>         0              0              0              0
PERCENTAGE OF LOANS                                  0.3393%        0.1272%
>    0.0000%        0.0000%        0.0000%        0.0000%
* FORECLOSURES, REOS, AND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUENCY BUCK >ETS


BEGINNING POOL BALANCE
>                                         134,356,564.24
ENDING POOL BALANCE
>                                         132,468,464.96

BEGINNING LOAN COUNT
>                                                  2,391
ENDING LOAN COUNT
>                                                  2,358

TOTAL PRINCIPAL COLLECTIONS
>                                           1,888,099.28
TOTAL INTEREST COLLECTIONS
>                                             953,867.56


NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS
>                                                      33
AGGREGATE BALANCE OF PREPAYMENTS IN FULL
>                                           1,598,812.97

POOL REALIZED LOSSES
>                                                   0.00
LIQUIDATION PROCEEDS
>                                                   0.00

THE EXTRA PRINCIPAL DISTRIBUTION AMOUNT
>                                              84,015.81
THE OVERCOLLATERALIZATION AMOUNT
>                                              84,580.05
THE OVERCOLLATERALIZATION DEFICIENCY
>                                           1,342,995.76

ACCRUED SERVICING FEE FOR THE RELATED DUE PERIOD
>                                              55,981.90
LESS:  COMPENSATING INTEREST
>                                              (1,169.00)
           DELINQUENT SERVICING FEES
>                                              (8,821.89)

COLLECT SERVICING FEES FOR THE RELATED DUE PERIOD
>                                              45,991.01

DOES A TRIGGER EVENT EXIST?
>                                         NO

PROPERTIES IN REO:
LOAN NUMBER:                  STATED PRINCIPAL BALANCE


                                                                Page 2 of 2
>                            (c) COPYRIGHT 1999 Bankers Trust Company